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Exhibit 24.1

POWER OF ATTORNEY

Each person whose signature appears below does hereby make, constitute and appoint each of Samuel H. Iapalucci, Ralph R. Peterson, JoAnn Shea or Margaret B. McLean, as such person's true and lawful attorney-in-fact and agent, with full power of substitution, resubstitution and revocation to execute, deliver and file with the Securities and Exchange Commission, for and on such person's behalf, and in any and all capacities,

1.
A Registration Statement on Form S-8, S-4, S-3 or S-1, any and all amendments (including post-effective amendments) thereto and any abbreviated registration statements in connection with this Registration Statement pursuant to the Securities Act of 1933, with all exhibits thereto and other documents in connection therewith; and

2.
An Annual Report on Form 10-K, any and all amendments (including post-effective amendments) thereto with all exhibits thereto and other documents in connection therewith granting unto said attorneys-in fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or such person's substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/S/ RALPH R. PETERSON Ralph R. Peterson	February 8, 2007
/S/ SAMUEL H. IAPALUCCI Samuel H. Iapalucci	February 8, 2007
/S/ ROBERT W. BAILEY Robert W. Bailey	February 8, 2007
/S/ ROBERT G. CARD Robert G. Card	February 8, 2007
/S/ CAROLYN CHIN Carolyn Chin	February 8, 2007
/S/ WILLIAM T. DEHN William T. Dehn	February 8, 2007
/S/ DONALD S. EVANS Donald S. Evans	February 8, 2007
/S/ JERRY D. GEIST Jerry D. Geist	February 8, 2007
/S/ MARK A. LASSWELL Mark A. Lasswell	February 8, 2007

/S/ JOAN M. MILLER Joan M. Miller	February 8, 2007
/S/ DAVID B. PRICE David B. Price	February 8, 2007
/S/ JACQUELINE C. RAST Jacqueline C. Rast	February 8, 2007
/S/ M. CATHERINE SANTEE M. Catherine Santee	February 8, 2007
/S/ MICHAEL A. SZOMJASSY Michael A. Szomjassy	February 8, 2007
/S/ BARRY L. WILLIAMS Barry L. Williams	February 8, 2007

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  Exhibit 24.1
POWER OF ATTORNEY